                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement             [ ]  Confidential, for Use of
                                                  the Commission Only (as
[ ]  Definitive Proxy Statement                   permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                   NATIONAL HOUSING PARTNERSHIP REALTY FUND I
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

(2)    Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

 (4)   Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

 (5)   Total fee paid:

    ----------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

    ----------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

(3)    Filing Party:

    ----------------------------------------------------------------------------

(4)    Date Filed:
                  --------------------------------------------------------------

                   NATIONAL HOUSING PARTNERSHIP REALTY FUND I
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                               January [__], 2004

Dear Limited Partner:

          We solicit your consent to a proposed modification (the "Modification") of certain indebtedness of National Housing Partnership Realty Fund I, a Maryland limited partnership in which you have invested (your "Partnership"), including the prior acquisition of that indebtedness by our affiliate, and to the sale to, and the acquisition and beneficial ownership by, partners in the Partnership of all or a portion of that indebtedness, as described in the attached Consent Solicitation Statement (the "Debt Ownership").

         Your Partnership owns a 99% limited partnership interest in San Jose Limited Partnership, a Texas limited partnership (the "Operating Partnership"), which owed approximately $4,803,844 (the "Indebtedness") to the assignees of San Jose Apartments Ltd. (the "Prior Creditor") as of November 30, 2002. The Indebtedness matured on August 29, 1999. The Operating Partnership was not then able to repay the Indebtedness.

         The Prior Creditor could have exercised remedies at law or in equity, as it deemed appropriate, during the time it owned the Indebtedness. Those remedies include obtaining a judgment against the Partnership and executing that judgment against your Partnership's interest in the Operating Partnership. Under current federal tax law, a transfer of such interest in the Operating Partnership in satisfaction of the Indebtedness will result in a deemed sale or exchange of your Partnership's interest in the Operating Partnership, thereby resulting in taxable gain equal to (A) the lesser of (i) the fair market value of your Partnership's interest in the Operating Partnership, or (ii) the amount of the Indebtedness minus (B) the tax basis (which has been reduced because of prior years' losses from the operation of the Operating Partnership) of the partnership interest, and cancellation of indebtedness ("COD") income, if any, in an amount equal to the sum of (x) the excess of the amount of such indebtedness exceeds the fair market value of your Partnership's interest in the Operating Partnership, and (y) the amount of other indebtedness that is not repaid by the Partnership. This taxable gain and COD income will pass through and will be taxable to the partners of the Partnership.

         On November 26, 2002, AIMCO Properties, L.P. (the "AIMCO Operating Partnership") or its affiliate (the "Purchaser") acquired the Indebtedness from the Prior Creditor for a purchase price of $540,000 in cash. The Purchaser owns the Indebtedness, which is currently governed by the terms contained in the loan documents in effect immediately prior to the Purchaser's acquisition of the Indebtedness. If Limited Partners who are not affiliated with the Purchaser and who own a majority of the Partnership's limited partnership interests approve the Modification, the Purchaser will extend the term of the Indebtedness to July 1, 2004 and enter into a forbearance agreement with the Operating Partnership (the "Forbearance Agreement"), which will provide, among other things, that so long as the Indebtedness is owned by the AIMCO Operating Partnership or any of its affiliates, (a) the Indebtedness will not be accelerated, (b) other remedies will not be exercised on the Indebtedness prior to July 1, 2004, (c) subject to the rights of Operating Partnership indebtedness senior in priority to the Indebtedness, the principal amount of the Indebtedness will be payable solely from the proceeds of a refinancing or sale of any of the Operating Partnership's property (the "Property") during the term of the Indebtedness, as extended, and
(d) to the fullest extent permitted by applicable law and subject to the rights of Operating Partnership indebtedness senior in priority to the Indebtedness during the term of the Indebtedness, as extended and so long as the U.S. Department of Housing and Urban Development ("HUD") insures or holds the mortgage secured by the Property, interest (including accrued interest) on the Indebtedness will be payable monthly, at the rate per annum applicable to the Indebtedness, from current Operating Partnership operating income and, to the extent unpaid, will accrue at the end of each month until repaid from Operating Partnership operating income or proceeds from the sale or refinancing of any Property. The interest rate currently applicable to the Indebtedness is 10% per year.

         Upon consummation of the Modification, you will own the same class and quantity of interest in the Partnership as you owned in the Partnership prior to consummation of the Modification. YOU WILL NOT RECEIVE ANY CONSIDERATION IN THE MODIFICATION.

         In addition, if Limited Partners who are not affiliated with the Purchaser and who own a majority of the Partnership's limited partnership interests approve the Debt Ownership, then subject to conditions described in the attached Consent Solicitation Statement, Limited Partners will be offered the opportunity to purchase a pro rata beneficial interest in the Indebtedness for the same proportionate purchase price as paid by the Purchaser for the Indebtedness. As more fully described in the attached Consent Solicitation Statement, this offering will be structured as an offering of membership interests in a new limited liability company created for the purpose of owning the Indebtedness. A Limited Partner's consent or withholding of consent will not affect such Limited Partner's ability to purchase his or her pro rata beneficial interest in the Indebtedness, so long as the Modification and the Debt Ownership are approved by the required quantity of Limited Partners.

         NEITHER THIS LETTER NOR THE ATTACHED CONSENT SOLICITATION STATEMENT CONSTITUTES AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITY TO ANY INDIVIDUAL OR ENTITY. ANY OFFER TO SELL, AND ANY SOLICITATION OF AN OFFER TO BUY, ANY SECURITY MUST BE MADE PURSUANT TO AN OFFERING CIRCULAR, AS DESCRIBED IN THE ATTACHED CONSENT SOLICITATION STATEMENT, AND THAT OFFERING CIRCULAR WILL CONTAIN THE COMPLETE TERMS AND CONDITIONS OF THE OFFERING.

         The General Partner is controlled by and beneficially owned by an affiliate of the AIMCO Operating Partnership and, therefore, has a conflict of interest that prevents it from providing a disinterested recommendation to Limited Partners. Accordingly, the General Partner is remaining neutral as to whether Limited Partners should consent to the Modification and the Debt Ownership.

         To consent to the Modification and the Debt Ownership, each as described in the attached Consent Solicitation Statement, please complete, date and sign the enclosed Consent and Letter of Transmittal in accordance with its instructions and return it in the enclosed pre-addressed, postage-paid envelope as soon as possible.

         Please direct any questions and requests for assistance that you may have to the Consent Solicitation Agent, The Altman Group, Inc., at its address set forth below.

                              THE NATIONAL HOUSING PARTNERSHIP,

                              BY: NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS, GENERAL PARTNER


                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.

       By Mail:              By Overnight Courier:             By Hand:

1275 Valley Brook Avenue    1275 Valley Brook Avenue    1275 Valley Brook Avenue
 Lyndhurst, New Jersey       Lyndhurst, New Jersey       Lyndhurst, New Jersey
        07071                       07071                       07071

        By Facsimile:                           For Information please call:

       (201) 460-0050                             TOLL FREE (800) 217-9608

                   NATIONAL HOUSING PARTNERSHIP REALTY FUND I
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                               January [__], 2004

                         CONSENT SOLICITATION STATEMENT

Dear Limited Partner:

         The National Housing Partnership, the general partner (the "General Partner") of National Housing Partnership Realty Fund I, a Maryland limited partnership in which you have invested (the "Partnership"), is soliciting your consent to a proposed modification (the "Modification") of certain Partnership indebtedness, including the prior acquisition of that indebtedness by our affiliate, and to the sale to, and the acquisition and beneficial ownership by, partners in the Partnership of all or a portion of that indebtedness on the terms described in this Consent Solicitation Statement (the "Debt Ownership").

         This Consent Solicitation Statement is being mailed to the limited partners of the Partnership (the "Limited Partners") on or about January [__], 2004.

         Your Partnership owns a 99% limited partnership interest in San Jose Limited Partnership, a Texas limited partnership (the "Operating Partnership"), which owed approximately $4,803,844 (the "Indebtedness") to the assignees of San Jose Apartments Ltd. (the "Prior Creditor") as of November 30, 2002. The Indebtedness matured on August 29, 1999. The Operating Partnership was not then able to repay the Indebtedness.

         The Prior Creditor could have exercised remedies at law or in equity, as it deemed appropriate, during the time it owned the Indebtedness. Those remedies include obtaining a judgment against the Partnership and executing that judgment against your Partnership's interest in the Operating Partnership. Under current federal tax law, a transfer of such interest in the Operating Partnership in satisfaction of the Indebtedness will result in a deemed sale or exchange of your Partnership's interest in the Operating Partnership, thereby resulting in taxable gain equal to (A) the lesser of (i) the fair market value of your Partnership's interest in the Operating Partnership, or (ii) the amount of the Indebtedness minus (B) the tax basis (which has been reduced because of prior years' losses from the operation of the Operating Partnership) of the partnership interest, and cancellation of indebtedness ("COD") income, if any, in an amount equal to the sum of (x) the excess of the amount of such indebtedness exceeds the fair market value of your Partnership's interest in the Operating Partnership, and (y) the amount of other indebtedness that is not repaid by the Partnership. This taxable gain and COD income will pass through and will be taxable to the partners of the Partnership.

         On November 26, 2002, AIMCO Properties, L.P. (the "AIMCO Operating Partnership") or its affiliate (the "Purchaser") acquired the Indebtedness from the Prior Creditor for a purchase price of $540,000 in cash. The Purchaser owns the Indebtedness, which is currently governed by the terms contained in the loan documents in effect immediately prior to the Purchaser's acquisition of the Indebtedness. If Limited Partners who are not affiliated with the Purchaser and who own a majority of the Partnership's limited partnership interests approve the Modification, the Purchaser will extend the term of the Indebtedness to July 1, 2004 and then enter into a forbearance agreement with the Operating Partnership (the "Forbearance Agreement"), which will provide, among other things, that so long as the Indebtedness is owned by the AIMCO Operating Partnership or any of its affiliates, (a) the Indebtedness will not be accelerated, (b) other remedies will not be exercised on the Indebtedness prior to July 1, 2004, (c) subject to the rights of Operating Partnership indebtedness senior in priority to the Indebtedness, the principal amount of the Indebtedness will be payable solely from the proceeds of a refinancing or sale of any of the Operating Partnership's property (the "Property") during the term of the Indebtedness, as extended, and (d) to the fullest extent permitted by applicable law and subject to the rights of Operating Partnership indebtedness senior in priority to the Indebtedness during the term of the Indebtedness, as extended and so long as the U.S. Department of Housing and Urban Development ("HUD") insures or holds the mortgage secured by the Property, interest (including accrued interest) on the Indebtedness will be payable monthly, at the rate per annum applicable to the Indebtedness, from current Operating Partnership operating income and, to the extent unpaid, will accrue at the end of each month until repaid from Operating Partnership operating income or proceeds from the sale or refinancing of any Property. The interest rate currently applicable to the Indebtedness is 10% per year.

         Upon consummation of the Modification, you will own the same class and quantity of interest in the Partnership as you owned in the Partnership prior to consummation of the Modification. YOU WILL NOT RECEIVE ANY CONSIDERATION IN THE MODIFICATION.

         If Limited Partners who are not affiliated with the Purchaser and who own a majority of the Partnership's limited partnership interests approve the Debt Ownership, subject to the approval of the Modification and the Debt Ownership and other terms and conditions described in this Consent Solicitation Statement, Limited Partners will be offered the opportunity to purchase a pro rata beneficial interest in the Indebtedness, which we anticipate will be structured as described below, for the same proportionate purchase price as paid by the Purchaser for the Indebtedness. Subject to the terms and conditions described in this Consent Solicitation Statement, a new Delaware limited liability company (the "New LLC") will be organized to own the Indebtedness, and Limited Partners will be offered the opportunity to purchase a membership interest in the New LLC (which will own the Indebtedness), pro rata in accordance with their percentage interest in the Partnership. The membership interests in the New LLC will not be registered with the Securities and Exchange Commission or listed on any exchange.

         THIS CONSENT SOLICITATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITY TO ANY INDIVIDUAL OR ENTITY. ANY OFFER TO SELL, AND ANY SOLICITATION OF AN OFFER TO BUY, ANY SECURITY MUST BE MADE PURSUANT AN OFFERING CIRCULAR, AS DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT, AND THAT OFFERING CIRCULAR WILL CONTAIN THE COMPLETE TERMS AND CONDITIONS OF THE OFFERING.

         Your consent or withholding of consent will not affect your ability to purchase a pro rata beneficial interest in the Indebtedness, so long as the Modification and the Debt Ownership are approved by the required quantity Limited Partners. If the Modification and the Debt Ownership are so approved, a Limited Partner who consents to the Modification or the Debt Ownership may decline to purchase its portion of the Indebtedness, and a Limited Partner who withholds consent to the Modification or the Debt Ownership may purchase its portion of the Indebtedness.

         The agreement of limited partnership, as amended, of the Partnership (the "Partnership Agreement") and applicable law do not require the consent of the Limited Partners to the Modification or the Debt Ownership. However, the Purchaser has offered to extend the term of the Indebtedness, enter into the Forbearance Agreement and potentially offer the opportunity to purchase a beneficial interest in the Indebtedness, if Limited Partners who are not affiliated with the Purchaser and who own a majority of the limited partnership interests in the Partnership approve the Modification and the Debt Ownership. The AIMCO Operating Partnership and its affiliates own approximately 12.57% of the outstanding limited partnership interest in the Partnership, and they will consent in writing to the Modification and the Debt Ownership. If Limited Partners who are not affiliated with the Purchaser and who own a majority of the outstanding limited partnership interests in the Partnership consent in writing to the Modification and the Debt Ownership, the Modification and the Debt Ownership will be approved.

         The General Partner is beneficially owned by an affiliate of the AIMCO Operating Partnership and, therefore, has a conflict of interest that prevents it from providing a disinterested recommendation to Limited Partners. Accordingly, the General Partner is remaining neutral as to whether Limited Partners should consent to the Modification and the Debt Ownership.

         To consent to the Modification and the Debt Ownership, please complete, date and sign the enclosed Consent and Letter of Transmittal in accordance with its instructions and return it in the enclosed pre-addressed, postage-paid envelope as soon as possible. Even if you do not consent to the Modification or the Debt Ownership, please fully complete and return the enclosed Consent and Letter of Transmittal in accordance with its instructions.

         THIS SOLICITATION OF CONSENTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON JANUARY [__], 2004 UNLESS SUCH DATE IS EXTENDED BY THE GENERAL PARTNER IN ITS DISCRETION AS DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT (SUCH

DATE, AS SO EXTENDED, BEING REFERRED TO IN THIS CONSENT SOLICITATION STATEMENT AS THE "EXPIRATION DATE.")

         Please direct any questions and requests for assistance that you may have to the Consent Solicitation Agent, The Altman Group, Inc., by mail at 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071; by fax at (201) 460-0050, or by telephone at (800) 217-9608.

                      FORWARD-LOOKING AND OTHER STATEMENTS

         This Consent Solicitation Statement contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Forward-looking statements include information with respect to our intent, opinions or expectations, with respect to such matters as:

o The economic outlook for the economy and the market for multifamily housing in general, and your Partnership and the Operating Partnership in particular;

o        The capital needs of your Partnership and the Operating Partnership;

o The cash flow and operating performance of your Partnership and the Operating Partnership;

o Regulatory requirements, the debt covenants affecting your Partnership and the Operating Partnership, and the failure of your Partnership or the Operating Partnership to comply with those requirements or covenants;

o Other trends affecting the Partnership's and the Operating Partnership's business, financial condition, and results of operation.

         Forward-looking statements in this Consent Solicitation Statement are identified by words or phrases identifying our opinion, such as "anticipate," "believe," "estimate," "expect," "intend," "may be," "objective,' "plan," "predict," "project," and "will be" or similar words and phrases (or the opposite). Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, those discussed elsewhere in this Consent Solicitation Statement.

                                  RISK FACTORS

RISKS ASSOCIATED WITH THE MODIFICATION AND THE TRANSACTIONS CONTEMPLATED THEREBY

         THE MODIFICATION AND THE ACTIONS TO BE TAKEN AFTER CONSUMMATION OF THE MODIFICATION HAVE CERTAIN RISKS AND DISADVANTAGES. Before deciding whether to consent to the Modification, please carefully consider the following risk factors.

         IF THE MODIFICATION IS CONSUMMATED, THE OPERATING PARTNERSHIP WILL CONTINUE TO INCUR OPERATING EXPENSES, AND YOU MAY HAVE TAXABLE INCOME WITH NO CASH DISTRIBUTIONS. For so long as the Operating Partnership continues to operate the Property, there can be no assurance as to the future profitability of property operations; and the Partnership will continue to incur audit, tax, tax return and Form K-1 preparation, and investor relations expenses; and the General Partner anticipates that partners will continue to receive taxable income from the Partnership without cash distributions sufficient to pay tax thereon.

         THE INDEBTEDNESS MAY BE SOLD OR TRANSFERRED TO A PERSON WHO WILL BE ABLE TO EXERCISE REMEDIES. The Purchaser acquired the Indebtedness from the Prior Creditor. Following approval of the Modification, the Purchaser will enter into the Forbearance Agreement with the Operating Partnership. As a result, remedies will not be exercised on the Indebtedness prior to July 1, 2004 as long as the AIMCO Operating Partnership or any of its affiliates owns the Indebtedness. There will not be any contractual restrictions on the ability of the Purchaser to sell, assign, transfer, pledge, hypothecate, or otherwise dispose of the Indebtedness to an individual or entity who is not the AIMCO Operating Partnership or its affiliate. Accordingly, the Indebtedness can be sold or otherwise transferred at any time to an individual or entity that will exercise remedies on the Indebtedness if the Operating Partnership is not in default on the Indebtedness. If the creditor successfully exercises remedies on the Indebtedness, the creditor could foreclose on your Partnership's interest in the Operating Partnership or obtain a judgment against the Partnership and execute that judgment against your Partnership's interest in the Operating Partnership, which could result in your Partnership losing its interest in the Operating Partnership and ultimately the Property. Additionally, under current federal tax law, a transfer of such interest in the Operating Partnership in satisfaction of the Indebtedness will result in a deemed sale or exchange of your Partnership's interest in the Operating Partnership, thereby resulting in taxable gain equal to (A) the lesser of (i) the fair market value of your Partnership's interest in the Operating Partnership, or (ii) the amount of the Indebtedness minus (B) the tax basis (which has been reduced because of prior years' losses from the operation of the Operating Partnership) of the partnership interest, and COD income, if any, in an amount equal to the sum of
(x) the excess of the amount of such indebtedness exceeds the fair market value of your Partnership's interest in the Operating Partnership, and (y) the amount of other indebtedness that is not repaid by the Partnership. This taxable gain and COD income will pass through and will be taxable to the partners of the Partnership.

         THE PURCHASER MAY LOSE AFFILIATION WITH THE AIMCO OPERATING PARTNERSHIP, ENABLING IT TO EXERCISE REMEDIES. The Purchaser acquired the Indebtedness from the Prior Creditor. Following approval of the Modification, the Purchaser will enter into the Forbearance Agreement with the Operating Partnership. As a result, remedies will not be exercised on the Indebtedness prior to July 1, 2004 so long as the Indebtedness is owned by the AIMCO Operating Partnership or any of its affiliates. If and when an entity that is not the AIMCO Operating Partnership or any of its affiliates owns the Indebtedness, it will be free to exercise remedies on the Indebtedness if the Operating Partnership is in default on the Indebtedness. This could occur, for example, if the Purchaser is sold to an unaffiliated third party. If the creditor successfully exercises remedies on the Indebtedness, the creditor could foreclose on your Partnership's interest in the Operating Partnership or obtain a judgment against the Partnership and execute that judgment against your Partnership's interest in the Operating Partnership, which could result in your Partnership losing its interest in the Operating Partnership and ultimately the Property. Additionally, under current federal tax law, a transfer of such interest in the Operating Partnership in satisfaction of the Indebtedness will result in a deemed sale or exchange of your Partnership's interest in the Operating Partnership, thereby resulting in taxable gain equal to (A) the lesser of (i) the fair market value of your Partnership's interest in the Operating Partnership, or (ii) the amount of the Indebtedness minus (B) the tax basis (which has been reduced because of prior years' losses from the operation of the Operating Partnership) of the partnership interest, and COD income, if any, in an amount equal to the sum of (x) the excess of the amount of such indebtedness exceeds the fair market value of your Partnership's interest in the Operating Partnership, and (y) the amount of other indebtedness that is not repaid by the Partnership. This taxable gain and COD income will pass through and will be taxable to the partners of the Partnership.

         THE PURCHASER MAY EXERCISE REMEDIES AFTER JULY 1, 2004. The Forbearance Agreement prohibits the Purchaser from exercising remedies on the Indebtedness prior to July 1, 2004 so long as the Indebtedness is owned by the AIMCO Operating Partnership or any of its affiliates. After this date, the Forbearance Agreement will no longer restrict the Purchaser or its affiliates in the exercise of remedies on the Indebtedness. If the Purchaser successfully exercises remedies on the Indebtedness, the Purchaser could foreclose on your Partnership's interest in the Operating Partnership or obtain a judgment against the Partnership and execute that judgment against your Partnership's interest in the Operating Partnership, which could result in your Partnership losing its interest in the Operating Partnership and ultimately the Property. Additionally, under current federal tax law, a transfer of such interest in the Operating Partnership in satisfaction of the Indebtedness will result in a deemed sale or exchange of your Partnership's interest in the Operating Partnership, thereby resulting in taxable gain equal to (A) the lesser of (i) the fair market value of your Partnership's interest in the Operating Partnership, or (ii) the amount of the Indebtedness minus (B) the tax basis (which has been reduced because of prior years' losses from the operation of the Operating Partnership) of the partnership interest, and COD income, if any, in an amount equal to the sum of
(x) the excess of the amount of such indebtedness exceeds the fair market value of your Partnership's interest in the Operating Partnership, and (y) the amount of other indebtedness that is not repaid by the Partnership. This taxable gain and COD income will pass through and will be taxable to the partners of the Partnership.

         THE FORBEARANCE AGREEMENT WILL NOT RESTRAIN THE EXERCISE OF REMEDIES ON OPERATING PARTNERSHIP DEBT SENIOR TO THE INDEBTEDNESS. Even though the Purchaser will enter into the Forbearance Agreement, the Forbearance Agreement will not prevent the owner of indebtedness that is senior in priority to the Indebtedness from exercising remedies against the Operating Partnership or the Property. If the creditor successfully exercises remedies on the senior indebtedness, the creditor could obtain a judgment against the Partnership or the Operating Partnership and execute that judgment against your Partnership's interest in the Operating Partnership or the Property, as applicable, which could result in your Partnership losing its interest in the Operating Partnership or the Property. Under current federal tax law, a transfer of some or all of your Partnership's assets in satisfaction of indebtedness will result in a deemed sale or exchange of those assets, thereby resulting in taxable gain equal to (A) the lesser of
(i) the fair market value of the assets, or (ii) the amount of the indebtedness satisfied minus (B) the tax basis (which has been reduced because of prior years' operating losses or depreciation) of the assets, and COD income, if any, in an amount equal to the sum of (x) the excess of the amount of such indebtedness exceeds the fair market value of the assets, and (y) the amount of other indebtedness that is not repaid by the Partnership. This taxable gain and COD income will pass through and will be taxable to the partners of the Partnership.

         ALTHOUGH THE PURCHASER PURCHASED THE INDEBTEDNESS AT A DISCOUNT, IT WILL ENFORCE THE INDEBTEDNESS AT FULL VALUE. The Purchaser acquired the Indebtedness from the Prior Creditor for a purchase price of $540,000 in cash. The outstanding balance of the Indebtedness as of October 31, 2003 was $4,959,298. The Purchaser, however, will enforce the full outstanding balance of the Indebtedness plus interest.

         THE GENERAL PARTNER HAS A CONFLICT OF INTEREST. The Modification presents a conflict of interest for the General Partner. The General Partner is beneficially owned by an affiliate of the AIMCO Operating Partnership, which has a direct interest in the Purchaser's acquisition of the Indebtedness. The Purchaser acquired the Indebtedness with a view towards a profit, and the New LLC may be able to profit from its acquisition of the Indebtedness in several ways. First, Purchaser acquired the Indebtedness from the Prior Creditor at a discount, but the New LLC will enforce the full outstanding principal balance of the Indebtedness plus interest. Second, the New LLC may be able to sell the Indebtedness for a profit to a third party, who will not be restricted by the Forbearance Agreement in the exercise of remedies on the Indebtedness. Third, the New LLC may be sold for a profit to an unaffiliated third party, who will not be restricted by the Forbearance Agreement in the exercise of remedies on the Indebtedness. Accordingly, the General Partner has a conflict of interest that prevents it from providing a disinterested recommendation to Limited Partners, and is remaining neutral as to whether Limited Partners should consent to the Modification.

         RISK ASSOCIATED WITH REJECTION OF THE MODIFICATION AND THE TRANSACTIONS CONTEMPLATED THEREBY

         THE PARTNERSHIP MAY LOSE THE PROPERTY. Your Partnership owns 99% of the Operating Partnership, which owes approximately $4,959,298 to the Purchaser. The Indebtedness bears simple interest at 10% per annum, and is payable upon the earlier of the sale, transfer or refinancing of the Operating Partnership's property or August 29, 1999. The Indebtedness is secured by all of the Partnership interests (general and limited) in the Operating Partnership's. The Indebtedness matured on August 29, 1999. The Indebtedness is subordinate to the mortgage secured by the Property (the "Mortgage"). So long as the Secretary of HUD, or his successors or assigns, is the insurer or holder of the Mortgage, any payments due from property income under the Indebtedness is payable only from surplus cash of the property, as defined in the regulatory agreement between the Operating Partnership and HUD.

         The General Partner is of the opinion that the Partnership currently cannot repay the Indebtedness and is not likely to be able to repay the Indebtedness in the foreseeable future. The General Partner is of the opinion that independent third party financing likely would not be available to fund repayment of the Indebtedness because lenders would not have any reasonable expectation of repayment in the foreseeable future. The General Partner has determined that, in its current status, the Property may or may not be able to be sold in an amount sufficient to satisfy the Indebtedness and the Operating Partnership's indebtedness that is senior in priority to the Indebtedness. The independent accountants have taken exception to the Operating Partnership's ability to continue as a going concern since the issuance of the Partnership's financials for the year ended December 31, 2002. As of October 31, 2003, the Operating Partnership's debt service coverage ratio was approximately 0.033 to
1. In addition, partners
have been receiving taxable income from the Partnership without cash distributions sufficient to pay tax thereon since at least 2002.

         If the Operating Partnership is in default on the Indebtedness, the Purchaser may be able to exercise remedies at law or in equity, as it deems appropriate, if it owns the Indebtedness at that time. Those remedies include obtaining a judgment against the Partnership and executing that judgment against your Partnership's interest in the Operating Partnership. Under current federal tax law, a transfer of such interest in the Operating Partnership in satisfaction of the Indebtedness will result in a deemed sale or exchange of your Partnership's interest in the Operating Partnership, thereby resulting in taxable gain equal to (A) the lesser of (i) the fair market value of your Partnership's interest in the Operating Partnership, or (ii) the amount of the Indebtedness minus (B) the tax basis (which has been reduced because of prior years' losses from the operation of the Operating Partnership) of the partnership interest, and COD income, if any, in an amount equal to the sum of
(x) the excess of the amount of such indebtedness exceeds the fair market value of your Partnership's interest in the Operating Partnership, and (y) the amount of other indebtedness that is not repaid by the Partnership. This taxable gain and COD income will pass through and will be taxable to the partners of the Partnership.

         RISKS ASSOCIATED WITH THE DEBT OWNERSHIP AND THE TRANSACTIONS CONTEMPLATED THEREBY

         THE DEBT OWNERSHIP AND THE ACTIONS TO BE TAKEN IN CONNECTION WITH THE DEBT OWNERSHIP HAVE CERTAIN RISKS AND DISADVANTAGES. Before deciding whether to consent to the Debt Ownership, please carefully consider the following risk factors.

         THE GENERAL PARTNER HAS A CONFLICT OF INTEREST. The Debt Ownership presents a conflict of interest for the General Partner. The General Partner is beneficially owned by an affiliate of the AIMCO Operating Partnership, which has a direct interest in the Purchaser's acquisition of the Indebtedness. The Purchaser acquired the Indebtedness with a view towards a profit, and the New LLC may be able to profit from its acquisition of the Indebtedness. However, to the extent that Limited Partners acquire a beneficial ownership interest in the Indebtedness, the Purchaser's ownership of the Indebtedness and potential profit are diminished. Accordingly, the General Partner has a conflict of interest that prevents it from providing a disinterested recommendation to Limited Partners, and is therefore remaining neutral as to whether Limited Partners should consent to the Debt Ownership.

         THE POTENTIAL OFFERING COULD CREATE DIVERGENT INTERESTS AMONG THE LIMITED PARTNERS. If the potential offering occurs and less than all of the Limited Partners elect to participate, the beneficial ownership of Indebtedness by certain Limited Partners may present a conflict of interest for the Limited Partners as a group. Limited Partners may acquire the Indebtedness with a view towards a profit and may be able to profit from the acquisition of the Indebtedness in several ways. First, those Limited Partners will have the opportunity to acquire beneficial ownership of the Indebtedness at a discount, but the New LLC will enforce the full outstanding principal balance of the Indebtedness plus interest. Second, the New LLC may be able to sell the Indebtedness for a profit to a third party, who will not be restricted by the Forbearance Agreement in the exercise of remedies on the Indebtedness. Third, the New LLC may be sold for a profit to an unaffiliated third party, who will not be restricted by the Forbearance Agreement in the exercise of remedies on the Indebtedness. Accordingly, those Limited Partners who elect to acquire a beneficial ownership interest in the Indebtedness may have a divergent economic interest in the operations of the Partnership and the Operating Partnership than those Limited Partners who do not elect to participate in the offering.

         RISKS ASSOCIATED WITH REJECTION OF THE DEBT OWNERSHIP AND THE TRANSACTIONS CONTEMPLATED THEREBY

         LIMITED PARTNERS WILL NOT HAVE AN OPPORTUNITY TO ACQUIRE A PORTION OF THE INDEBTEDNESS. If the Debt Ownership is not approved by the Limited Partners, Limited Partners will not have the opportunity to acquire a beneficial ownership interest in the Indebtedness.

                                  THE PROPOSALS

         YOU WILL NOT RECEIVE ANY CONSIDERATION AS A RESULT OF THE MODIFICATION OR THE DEBT OWNERSHIP.

PARTIES

         The Partnership. National Housing Partnership Realty Fund I is a limited partnership organized under the laws of the State of Maryland on October 21, 1983. Its primary business is real estate ownership and related operations. The Partnership was formed for the purpose of making investments, as a limited partner, in various local limited partners, each of which owned and operated real property that offer potential capital appreciation and cash distributions to its Limited Partners. The independent accountants have taken exception to the Operating Partnership's ability to continue as a going concern since the issuance of the Partnership's financials for the year ended December 31, 2002. The general partner of the Partnership is The National Housing Partnership, and is controlled by and beneficially owned by an affiliate of the AIMCO Operating Partnership.

         The AIMCO Operating Partnership is a Delaware limited partnership. Its general partner, AIMCO-GP, Inc., is a subsidiary of Apartment Investment and Management Company ("AIMCO"), a New York Stock Exchange listed company. AIMCO is a real estate investment trust, with headquarters in Denver, Colorado and 19 regional operating centers around the United States, holding a geographically diversified portfolio of apartment communities. AIMCO's properties are located in 47 states, the District of Columbia and Puerto Rico. AIMCO's Class A Common Stock is listed and traded on the New York Stock Exchange under the symbol "AIV." As of September 30, 2003, AIMCO:

         o owned or controlled (consolidated) 178,913 units in 697 apartment properties;

         o held an equity interest in (unconsolidated) 67,157 units in 467 properties; and

         o provided services or managed, for third party owners, 51,847 units in 520 apartment properties, primarily pursuant to long term, non-cancelable agreements (including 40,126 units in 418 properties that are asset managed only, and not property managed).

         The Operating Partnership. Your Partnership owns a 99% limited partnership interest in the Operating Partnership. The general partner of the Operating Partnership is The National Housing Partnership. The independent accountants have taken exception to the Operating Partnership's ability to continue as a going concern since the issuance of the Partnership's financials for the year ended December 31, 2002.

         Limited Partners. As of December 31, 2003, there were 947 Limited Partners of record and 11,351 limited partnership interests issued and outstanding. The AIMCO Operating Partnership is the only beneficial owner of five percent or more of any class of limited partnership interests in the Partnership.

THE MODIFICATION PROPOSAL

         Terms of the Indebtedness. On August 29, 1984, the Operating Partnership issued the Indebtedness in the principal amount of $1,698,822, payable to the Prior Creditor. This amount, plus accrued simple interest at the rate of 10% per year, is due upon the earlier of the sale, transfer or refinancing of the Property or August 29, 1994, subject to one five year extension. A sale of limited partnership interests in the Operating Partnership by General Partner to investors is not considered a sale, transfer or refinancing that would trigger the Indebtedness becoming due and payable. The Indebtedness became due and payable on August 29, 1989 and currently remains due and payable.

         The Indebtedness is subordinate to the Mortgage for so long as the Mortgage is insured by HUD. The Mortgage remains insured by HUD. If HUD acquires title to the Property by deed instead of foreclosure, any lien securing the Indebtedness against the Property will terminate. This Indebtedness may be prepaid in whole or in part at any time without penalty.

         So long as the Secretary of HUD is the insurer or holder of the Mortgage, any payments due from Property income is payable only from surplus cash of the Property. This restriction on payment does not excuse any default caused by the failure of the Operating Partnership to pay the indebtedness under the Indebtedness. The holder of the Indebtedness has no claim for payment against the mortgaged property, the mortgage proceeds, any reserve or deposit made with the mortgagee, or against the rents or other income from the mortgaged property. In the event of foreclosure of the Mortgage, rents and income from the mortgaged Property do not attach to satisfy the Indebtedness.

         On November 26, 2002, the Purchaser acquired the Indebtedness from the Prior Creditor for a purchase price of $540,000 in cash. The Purchaser owns the Indebtedness, which is currently governed by the terms contained in the loan documents in effect immediately prior to the Purchaser's acquisition of the Indebtedness.

         The Modification. The Modification proposal encompasses the Purchaser's prior acquisition of the Indebtedness, the Purchaser's extension of the term of the Indebtedness to July 1, 2004, and the Purchaser entering into the Forbearance Agreement. Following Limited Partner approval of the Modification, the Purchaser will amend the loan documents evidencing the Indebtedness and then enter into the Forbearance Agreement. The Forbearance Agreement will provide, among other things, that so long as the Indebtedness is owned by the AIMCO Operating Partnership or any of its affiliates, (a) the Indebtedness will not be accelerated, (b) other remedies will not be exercised on the Indebtedness prior to July 1, 2004, (c) subject to the rights of Operating Partnership indebtedness senior in priority to the Indebtedness, the principal amount of the Indebtedness will be payable solely from the proceeds of a refinancing or sale of any Property during the term of the Indebtedness, as extended, and (d) to the fullest extent permitted by applicable law and subject to the rights of Operating Partnership indebtedness senior in priority to the Indebtedness during the term of the Indebtedness, as extended and so long as HUD insures or holds the mortgage secured by the Property, interest (including accrued interest) on the Indebtedness will be payable monthly, at the rate per annum applicable to the Indebtedness, from current Operating Partnership operating income and, to the extent unpaid, will accrue at the end of each month until repaid from Operating Partnership operating income or proceeds from the sale or refinancing of any Property. The interest rate currently applicable to the Indebtedness is 10% per year. A copy of the form of Forbearance Agreement is attached as Appendix B.

         Upon consummation of the Modification, you will own the same class and quantity of interest in the Partnership as you owned in the Partnership prior to consummation of the Modification. YOU WILL NOT RECEIVE ANY CONSIDERATION IN THE MODIFICATION.

         Reasons for the Modification. Your Partnership owns a 99% limited partnership interest in the Operating Partnership, which owed approximately $4,803,844 to the Prior Creditor as of November 30, 2002. The Indebtedness matured on August 29, 1999. The Operating Partnership was not then able to repay the Indebtedness.

         The Prior Creditor could have exercised remedies at law or in equity, as it deemed appropriate, during the time it owned the Indebtedness. Those remedies include obtaining a judgment against the Partnership and executing that judgment against your Partnership's interest in the Operating Partnership. Under current federal tax law, a transfer of such interest in the Operating Partnership in satisfaction of the Indebtedness will result in a deemed sale or exchange of your Partnership's interest in the Operating Partnership, thereby resulting in taxable gain equal to (A) the lesser of (i) the fair market value of your Partnership's interest in the Operating Partnership, or (ii) the amount of the Indebtedness minus (B) the tax basis (which has been reduced because of prior years' losses from the operation of the Operating Partnership) of the partnership interest, and COD income, if any, in an amount equal to the sum of
(x) the excess of the amount of such indebtedness exceeds the fair market value of your Partnership's interest in the Operating Partnership, and (y) the amount of other indebtedness that is not repaid by the Partnership. This taxable gain and COD income will pass through and will be taxable to the partners of the Partnership.

         Consummation. We currently plan to consummate the remainder of the Modification as expeditiously as possible after the Expiration Date. There can, however, be no assurance as to the date or tax year in which the Modification will be consummated.

         Directors, Officers and Governing Documents. The General Partner will remain the sole general partner of the Partnership upon consummation of the Modification, and the general partner of the Operating Partnership will remain the sole general partner of the Operating Partnership upon consummation of the Modification. The members, partners, and stockholders of the General Partner and the general partner of the Operating Partnership, and their respective officers and directors, immediately prior to the consummation of the Modification will be the members, partners, and stockholders of the General Partner and the general partner of the Operating Partnership, each to hold office in accordance with its constituent documents. The certificates of limited partnership of the Partnership and the Operating Partnership, as in effect immediately prior to consummation of the Modification, will be the respective certificates of limited partnership of the Partnership and the Operating Partnership upon consummation of the Modification. The Partnership Agreement, as in effect immediately prior to the consummation of the Modification, will be the agreement of limited partnership of the Partnership upon consummation of the Modification. The agreement of limited partnership of the Operating Partnership, as in effect immediately prior to the consummation of the Modification, will be the agreement of limited partnership of the Operating Partnership upon consummation of the remainder of the Modification.

         Partnership Interests. Upon consummation of the Modification, the interests owned by the partners in your Partnership, however denominated, prior to the consummation of the Modification will remain interests in the Partnership of the same class and quantity as owned by such partners in your Partnership immediately prior to consummation of the Modification. Upon consummation of the Modification, the interests owned by the partners in the Operating Partnership, however denominated, prior to the consummation of the Modification will remain interests in the Operating Partnership of the same class and quantity as owned by such partners in the Operating Partnership immediately prior to consummation of the Modification.

         Third Party Consents. The parties will not consummate the remainder of the Modification if the parties do not obtain any required approval of the partners of the Partnership or of any other persons or entities, including, without limitation, the United States Department of Housing and Urban Development, any state housing authority or agency, lenders, bond trustees, and credit enhancers.

         Abandonment. At any time prior to consummation of the remainder of the Modification, the remainder of the Modification may be terminated and abandoned without liability by any party thereto, acting in their sole discretion and for any reason or for no reason, notwithstanding approval of the remainder of the Modification by any of the partners of the Partnership.

         Conflict of Interest of the General Partner. The Modification presents a conflict of interest for the General Partner. The General Partner is beneficially owned by an affiliate of the AIMCO Operating Partnership, which has a direct interest in the Purchaser's acquisition of the Indebtedness. The Purchaser acquired the Indebtedness with a view towards a profit and the New LLC may be able to profit from its acquisition of the Indebtedness in several ways. First, the Purchaser acquired the Indebtedness from the Prior Creditor at a discount, but the New LLC will enforce the full outstanding principal balance of the Indebtedness plus interest. Second, the New LLC may be able to sell the Indebtedness for a profit to a third party, who will not be restricted by the Forbearance Agreement in the exercise of remedies on the Indebtedness. Third, the New LLC may be sold for a profit to an unaffiliated third party, who will not be restricted by the Forbearance Agreement in the exercise of remedies on the Indebtedness. Accordingly, the General Partner has a conflict of interest that prevents it from providing a disinterested recommendation to Limited Partners, and is remaining neutral as to whether Limited Partners should consent to the Modification. You must make your own decision whether or not to consent to the Modification based upon a number of factors.

         TAX CONSEQUENCES OF THE MODIFICATION. The discussion set forth below is a general description of the tax consequences that it is believed will result from the Modification. However, your General Partner will not request a ruling from the Internal Revenue Service as to the tax consequences and, as a result, the Internal Revenue Service will not be bound by the tax consequences, as reported by the AIMCO Operating Partnership, the Partnership and the Operating Partnership, of the actions taken by the parties with respect to the various contemplated transactions reported in this Consent Solicitation Statement. In addition, the tax consequences to each partner will depend in part on facts unique to each partner. Accordingly, each partner should consult with his or her own tax advisor to determine his or her particular tax consequences.

         If the Partnership is related to the Purchaser, the Partnership may realize COD income as a result of the acquisition of the Indebtedness by the Purchaser. Generally, the Partnership and the Purchaser will be considered related if the same persons collectively own more than 50% of the capital interests or the profits interests in both the Partnership and the Purchaser. If the Partnership and the Purchaser are related, the Partnership will realize COD income to the extent that the purchase price paid for the Indebtedness by the Purchaser is less than the amount due on the Indebtedness. A partner of the Partnership also may be permitted to exclude any COD income realized by the Partnership that is otherwise taxable to the partner if the partner is insolvent at the time that the discharge occurs. However, the amount of COD income that is excluded from the taxable income of a partner cannot exceed the amount by which the partner is insolvent. Any COD income realized by the Partnership that is not otherwise excludable from taxable income by either the Partnership or the partner will be taxable to the partner as ordinary income. Ordinary income is currently taxable in the case of individuals and certain trusts at federal income tax rates of up to 35%.

         A partner of the Partnership also will be in receipt of a deemed distribution of cash from the Partnership if the partner's allocable share of Partnership liabilities decreases as a result of the purchase of the Indebtedness by the Purchaser. Were this to occur, the partner would recognize income or gain to the extent that the amount of this deemed distribution exceeded the partner's basis in his or her interest in the Partnership. Information needed to determine whether a partner of the Partnership will experience a decrease in his or her allocable share of Partnership liabilities is not currently available to the Partnership at this time. Generally, any gain a partner recognizes as a result of the deemed distribution will be capital gain, provided the partner's interest in the Partnership constitutes a capital asset in the partner's hands at the time of the deemed distribution. The capital gain will generally be short-term capital gain if the Partnership interest has been held for not more than one year, or long-term capital gain if the Partnership interest has been held for more than one year. Generally, long-term capital gain is taxed at a maximum federal rate of 15% in the case of an individual. However, a portion of any gain may be characterized as unrecaptured
Section 1250 gain, which is taxed at a maximum federal income tax rate of 25%. Notwithstanding the foregoing, if any portion of the gain is attributable to a partner's share of "unrealized receivables" or "inventory items" (as these terms are defined under Section 751 of the Internal Revenue Code of 1986, as amended) of the Partnership, then the gain will be taxable as ordinary income.

         If a partner possesses suspended tax losses, tax credits, or other items of tax benefit, these items potentially may be used to reduce any tax liability that arises with respect to any income or gain recognized as a result of the acquisition of the Indebtedness by the Purchaser or the deemed distribution of cash received by a partner as a result of a decrease in a partner's allocable share of Partnership indebtedness. If the partner does not possess suspended tax losses, tax credits, or other items of tax benefit, or these items are insufficient to completely offset any income or gain so recognized, the partner will incur a tax liability as a result of the Modification. If this were to occur, a partner will need to use funds from personal sources to satisfy any tax liabilities arising in connection with the recognition of any income or gain resulting from the acquisition of the Indebtedness by the Purchaser or the deemed distribution of cash received by a partner as a result of a decrease in a partner's allocable share of Partnership indebtedness.

         Fairness. The General Partner is of the opinion that the Modification is fair to all partners of the Partnership for the following reasons, among others:

         - The AIMCO Operating Partnership offered the Indebtedness to the General Partner and the Partnership on the same terms and conditions as the Purchaser acquired the Indebtedness from the Prior Creditor, but neither had sufficient financial resources to acquire the Indebtedness.

         - The General Partner is of the opinion that independent third party financing likely would not be available to fund repayment of the Indebtedness, because lenders would not have any reasonable expectation of repayment in the foreseeable future.

         - The General Partner has determined that, in its current status, the Property may or may not be able to be sold in an amount sufficient to satisfy the Indebtedness and the Operating Partnership's indebtedness that is senior in priority to the Indebtedness.

         - The independent accountants have taken exception to the Operating Partnership's ability to continue as a going concern since the issuance of the Partnership's financials for the year ended December 31, 2002. As of October 31, 2003, the Operating Partnership's debt service coverage ratio was approximately 0.033 to 1. In addition, partners have been receiving taxable income from the Partnership without cash distributions sufficient to pay tax thereon since at least 2002.

         - If the Operating Partnership is in default on the Indebtedness and the creditor successfully exercises remedies, a transfer of your Partnership's interest in the Operating Partnership in satisfaction of the Indebtedness will result in a deemed sale or exchange of your Partnership's interest in the Operating Partnership, thereby resulting in taxable gain equal to (A) the lesser of (i) the fair market value of your Partnership's interest in the Operating Partnership, or (ii) the amount of the Indebtedness minus (B) the tax basis (which has been reduced because of prior years' losses from operation of the Operating Partnership) of the partnership interest, and COD income, if any, in an amount equal to the sum of (x) the excess of the amount of such indebtedness exceeds the fair market value of your Partnership's interest in the Operating Partnership, and (y) the amount of other indebtedness that is not repaid by the Partnership. This taxable gain and COD income will pass through and will be taxable to the partners of the Partnership.

         - If the Modification is approved, the Purchaser will extend the term of the Indebtedness to July 1, 2004 and enter into the Forbearance Agreement, which will provide, among other things, that so long as the Indebtedness is owned by the AIMCO Operating Partnership or any of its affiliates, (a) the Indebtedness will not be accelerated, (b) other remedies will not be exercised on the Indebtedness prior to July 1, 2004,
                  (c) subject to the rights of Operating Partnership indebtedness senior in priority to the Indebtedness, the principal amount of the Indebtedness will be payable solely from the proceeds of a refinancing or sale of any Property during the term of the Indebtedness, as extended, and (d) to the fullest extent permitted by applicable law and subject to the rights of Operating Partnership indebtedness senior in priority to the Indebtedness during the term of the Indebtedness, as extended and so long as HUD insures or holds the mortgage secured by the Property, interest (including accrued interest) on the Indebtedness will be payable monthly, at the rate per annum applicable to the Indebtedness, from current Operating Partnership operating income and, to the extent unpaid, will accrue at the end of each month until repaid from Operating Partnership operating income or proceeds from the sale or refinancing of any Property.

         - Subject to conditions described in this Consent Solicitation Statement and the final offering circular, Limited Partners will be offered the opportunity to purchase a pro rata beneficial interest in the Indebtedness for the same proportionate purchase price as paid by the Purchaser for the Indebtedness.

THE DEBT OWNERSHIP PROPOSAL

         The Debt Ownership. The Debt Ownership proposal provides that the partners in the Partnership would have the right, subject to certain restrictions, to acquire all or a portion of the Indebtedness on the terms described in this Consent Solicitation Statement and in the final offering circular. If Limited Partners who are not affiliated with the Purchaser and who own a majority of the outstanding limited partnership interests approve the Modification and the Debt Ownership proposals, the New LLC will solicit the interest of the Limited Partners in an offering of beneficial interests in the Indebtedness. The Debt Ownership gives Limited Partners the opportunity to profit from the Indebtedness through means similar to those of the Purchaser.

         Reasons for the Debt Ownership. The Purchaser acquired the Indebtedness with a view towards a profit, and the New LLC may be able to profit from its acquisition of the Indebtedness in several ways. First, the Purchaser acquired the Indebtedness from the Prior Creditor at a discount, but the New LLC will enforce the full outstanding principal balance of the Indebtedness plus interest. Second, the New LLC may be able to sell the Indebtedness for a profit to a third party, who will not be restricted by the Forbearance Agreement in the exercise of remedies on the Indebtedness. Third, the New LLC may be sold for a profit to an unaffiliated third party, who will not be restricted by the Forbearance Agreement in the exercise of remedies on the Indebtedness.

         Your consent or withholding of consent will not affect your ability to purchase a pro rata beneficial interest in the Indebtedness, so long as the Modification and the Debt Ownership are approved by the required quantity of Limited Partners. If the Modification and the Debt Ownership are so approved, a Limited Partner who consents to the Modification or the Debt Ownership may decline to purchase its portion of the Indebtedness, and a Limited

Partner who withholds consent to the Modification or the Debt Ownership may purchase its portion of the Indebtedness.

         THIS CONSENT SOLICITATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITY TO ANY INDIVIDUAL OR ENTITY. ANY OFFER TO SELL, AND ANY SOLICITATION OF AN OFFER TO BUY, ANY SECURITY MUST BE MADE PURSUANT TO THE OFFERING CIRCULAR DESCRIBED BELOW, AND THAT OFFERING CIRCULAR WILL CONTAIN THE COMPLETE TERMS AND CONDITIONS OF THE OFFERING. THE DISCLOSURES MADE IN THAT OFFERING CIRCULAR WILL SUPERSEDE THIS CONSENT SOLICITATION STATEMENT IN ITS ENTIRETY FOR ALL PURPOSES.

         YOU ARE NOT OBLIGATED TO MAKE THIS INVESTMENT, AND THIS POTENTIAL INVESTMENT, IF OFFERED, WILL BE ABSOLUTELY VOLUNTARY ON YOUR PART AND WILL INVOLVE A HIGH DEGREE OF RISK. THE AIMCO OPERATING PARTNERSHIP CANNOT ASSURE YOU THAT IF THIS POTENTIAL INVESTMENT IS OFFERED OR CONSUMMATED, IT WILL BE SUCCESSFUL. THE GENERAL PARTNER IS OF THE OPINION THAT THE OPERATING PARTNERSHIP CURRENTLY CANNOT REPAY THE INDEBTEDNESS AND IS NOT LIKELY TO BE ABLE TO REPAY THE INDEBTEDNESS IN THE FORESEEABLE FUTURE. THE GENERAL PARTNER IS OF THE OPINION THAT INDEPENDENT THIRD PARTY FINANCING LIKELY WOULD NOT BE AVAILABLE TO FUND REPAYMENT OF THE INDEBTEDNESS, BECAUSE LENDERS WOULD NOT HAVE ANY REASONABLE EXPECTATION OF REPAYMENT IN THE FORESEEABLE FUTURE. THE GENERAL PARTNER HAS DETERMINED THAT, IN ITS CURRENT STATUS, THE PROPERTY MAY OR MAY NOT BE ABLE TO BE SOLD IN AN AMOUNT SUFFICIENT TO SATISFY THE INDEBTEDNESS AND THE OPERATING PARTNERSHIP'S INDEBTEDNESS THAT IS SENIOR IN PRIORITY TO THE INDEBTEDNESS. THE INDEPENDENT ACCOUNTANTS HAVE TAKEN EXCEPTION TO THE OPERATING PARTNERSHIP'S ABILITY TO CONTINUE AS A GOING CONCERN SINCE THE ISSUANCE OF THE PARTNERSHIP'S FINANCIALS FOR THE YEAR ENDED DECEMBER 31, 2002. AS OF OCTOBER 31, 2003, THE OPERATING PARTNERSHIP'S DEBT SERVICE COVERAGE RATIO WAS APPROXIMATELY
0.033 TO 1. IN ADDITION, PARTNERS HAVE BEEN RECEIVING TAXABLE INCOME FROM THE PARTNERSHIP WITHOUT CASH DISTRIBUTIONS SUFFICIENT TO PAY TAX THEREON SINCE AT LEAST 2002. NO ASSURANCE CAN BE MADE THAT ANY VACANCY, OPERATING, VALUATION, LIQUIDATION, OR INVESTMENT RESULTS WILL BE ACHIEVED, THAT THE INDEBTEDNESS WILL BE REPAID IN WHOLE OR IN PART AT ANY TIME IN THE FUTURE, THAT AN INVESTOR WILL NOT LOSE ALL OR A PORTION OF HIS OR HER INVESTMENT, OR THAT THIS POTENTIAL INVESTMENT WILL BE OFFERED OR CONSUMMATED ON THE TERMS AND CONDITIONS DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT, ON DIFFERENT TERMS AND CONDITIONS, OR AT ALL. Even if you do not consent to the Modification or the Debt Ownership, please fully complete and return the Consent and Letter of Transmittal as expeditiously as possible.

         Consummation. New LLC currently plans to solicit interests in the offering of membership interests in the New LLC as expeditiously as possible after the Expiration Date. There can, however, be no assurance as to whether an offering will be made, or if it is made, the date or tax year in which the remainder of the offering will be consummated.

         Third Party Consents. The parties will not consummate the offering of membership interests in the New LLC if the parties do not obtain any required approval of the partners of the Partnership or of any other persons or entities, including, without limitation, the United States Department of Housing and Urban Development, any state housing authority or agency, lenders, bond trustees, and credit enhancers.

         Conflict of Interest of the General Partner. The Debt Ownership presents a conflict of interest for the General Partner. The General Partner is beneficially owned by an affiliate of the AIMCO Operating Partnership, which has a direct interest in the Purchaser's acquisition of the Indebtedness. The Purchaser acquired the Indebtedness with a view towards a profit, and the New LLC may be able to profit from its acquisition of the Indebtedness. However, to the extent that Limited Partners acquire beneficial ownership interest in the Indebtedness, the Purchaser's ownership of the Indebtedness and potential profit are diminished. Accordingly, the General Partner has a conflict of interest that prevents it from providing a disinterested recommendation to Limited Partners, and is therefore remaining neutral as to whether Limited Partners should consent to the Debt Ownership. You must make your own decision whether or not to consent to the Debt Ownership based upon a number of factors.

         Fairness. The General Partner is of the opinion that the Debt Ownership proposal is fair to all partners of the Partnership for the following reasons, among others:

         o If the proposal is approved and if sufficient interest among the Limited Partners exist, Limited Partners will be offered the opportunity to purchase a pro rata beneficial interest in the Indebtedness for the same proportionate purchase price as paid by the Purchaser for the Indebtedness, which provide Limited Partners:

         o the opportunity to profit from the Indebtedness through means similar to those of the Purchaser.

         o an opportunity to reduce the risks related to their limited partnership interests in the Partnership by allowing them to obtain certain interests in the Indebtedness converse to those interests in the Indebtedness possessed in their capacity as Limited Partners.

         o Any potential offering will be completely voluntary and will not affect the Limited Partner's interest in the Partnership.

GENERAL

         Record Date. January [__], 2004 is the record date (the "Record Date") for determining the Limited Partners entitled to receive this Consent Solicitation Statement and to consent to the Modification and the Debt Ownership.

         Consents Solicited. The General Partner is soliciting the consent of Limited Partners to the Modification and the Debt Ownership. The Partnership Agreement and applicable law do not require consent of the Limited Partners to the Modification or the Debt Ownership. However, the Purchaser has offered to extend the term of the Indebtedness, enter into the Forbearance Agreement, and potentially offer the opportunity to purchase a beneficial interest in the Indebtedness, if Limited Partners who are not affiliated with the Purchaser and who own a majority of the limited partnership interests of the Partnership approve the Modification and Debt Ownership. The AIMCO Operating Partnership and its affiliates own approximately 12.57% of the outstanding limited partnership interest in the Partnership, and they will consent in writing to the Modification and the Debt Ownership. If Limited Partners who are not affiliated with the Purchaser and who own a majority of the outstanding limited partnership interests in the Partnership consent in writing to the Modification and the Debt Ownership, the Modification and the Debt Ownership will be approved.

         Dissenters' Rights. Limited Partners are not entitled to dissenters' appraisal rights under applicable law or the Partnership Agreement in connection with the Modification or the Debt Ownership.

         Future Plans of the AIMCO Operating Partnership. The AIMCO Operating Partnership has advised the General Partner that, except as disclosed in this Consent Solicitation Statement, it does not have any specific intention with respect to the Partnership or the Operating Partnership that would involve any of the following transactions: (i) payment of extraordinary distributions; (ii) refinancing, reducing or increasing existing indebtedness of the Partnership or the Operating Partnership; (iii) sales or exchanges of the Property; (iv) additional purchases of interests in the Partnership; and (v) mergers or other consolidation transactions involving the Partnership or the Operating Partnership. However, the AIMCO Operating Partnership and the General Partner may consider any of the foregoing transactions in the future, and the AIMCO Operating Partnership reviews its portfolio of investments from time to time to consider such transactions. Any such transaction could involve other limited partnerships in which the General Partner or its affiliates serve as general partners, or a combination of the partnership with one or more existing, publicly traded entities (including, possibly, affiliates of AIMCO), in any of which Limited Partners might receive cash, common stock or other securities or consideration. There is no assurance, however, as to when or whether any of the transactions referred to above might occur. If the Partnership enters into any such transaction, the AIMCO Operating Partnership will participate in those benefits to the extent of its ownership of interests and debt in the Partnership.

                                 THE PARTNERSHIP

         Investment Portfolio. The following shows the location of, the number of apartment units in, the number of apartment units authorized for rental assistance under Section 8, the nature of the Operating Partnership's use of the Property and occupancy percentages for the Property during the periods indicated.


                                         Units Authorized for
                                        Rental Assistance Under
          Property         Units               Section 8           Use         Average Occupancy
          --------         -----        -----------------------    ---         -----------------
San Jose,                   220                  215           Multifamily      100%         100%
San Antonio, Texas

         Regulatory Status. The Property receives or has received the benefit of government subsidies in the form of: (a) tenant subsidies such as those under
Section 8 of the United States Housing Act of 1937 and (b) subsidized and insured financing under Section 236 of the National Housing Act. The existence of these subsidies may affect the economic value of the Property. For so long as the project remains subject to a Section 236 assisted mortgage, rents will be limited to budget based rents approved by HUD and the project will remain subject to a limited distribution. These restrictions seriously impede the ability of the partnership to convert the project to market rate housing. Given these restrictions, an alternate avenue to realize project value may be to utilize low income housing tax credit programs, where through a sale or other transaction, the partnership can obtain special federal tax incentives in exchange for agreements to continue the project as an affordable housing resource. In the alternative, project value could also be realized by removing the rent or use restrictions with the prepayment of the mortgage and not renewing the current Section 8 contracts. A prepayment of the mortgage may occur after the owner of the Property has provided a written notice of its intent to prepay the mortgage (the "Wellstone Notice") to the Property's tenants, HUD, the chief executive officer of the state or local government with jurisdiction over the Property, and to any other party required to receive a Wellstone Notice under the laws of the aforesaid state or local government. The Wellstone Notice needs to be sent by the owner of the Property to the parties listed in the immediately preceding sentence not less than 150 days but not more than 270 days from the date of the proposed mortgage prepayment. The existence of the Section 8 contracts also offers potential options to obtain special HUD discretionary approvals to increase the rents not to exceed market in exchange for continued affordability or to cancel the Section 8 contract, depending on the plan chosen to realize value. Partners should consider the impact of these subsidies and seek appropriate advice, if necessary, when evaluating their options as described in this Consent Solicitation Statement.

         Property Management. An affiliate of the General Partner also serves as manager of the Property. Pursuant to the management agreement between the property manager and the Partnership or the Operating Partnership, the property manager operates the Property, and directs marketing activities. The property manager also is responsible for maintenance, the purchase of equipment and supplies, and the selection and engagement of all vendors, suppliers and independent contractors. The property manager received management fees and reimbursements of $103,362 in 2001, and $108,497 in 2002. Management fees and reimbursements for the ten months ended October 31, 2003 were $89,312.

         General Partner's Fees and Reimbursements. The Partnership accrued total fees and reimbursements of $63,410 in 2001, and $66,151 in 2002. Total fees and reimbursements for the ten months ended October 31, 2003 were $81,923 No payments were made during 2001, 2002, or 2003 for these fees. The balance owed to the General Partner for these fees is approximately $ 98,989 as of October 31, 2002. The General Partner is entitled to receive such reimbursements and fees for, among other things, accounting fee, computer fee, group purchasing organization fee for vendor discounts, partnership administration fee, construction management fees, interest, insurance policy claims administration and loss control and general partner reimbursements.

         Principal Executive Offices. The Partnership's, the General Partners', the Operating Partnership's, and its general partner's principal executive offices are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, telephone (303) 757-8101.

         Capital Improvements. The Operating Partnership has an ongoing program of capital improvements, replacements and renovations, including carpet replacement, structural improvements, building refurbishment, general enhancements, parking lot resurfacing and other replacements and renovations in the ordinary course of business. All capital improvements and renovation costs, which are budgeted at $151,257 for 2003, are expected to be paid from operating cash flows or cash reserves, or from short-term or long-term borrowings. Of such capital improvements and renovations, approximately $89,288 have been completed as of October 31, 2003.

         Competition. There are other residential properties within the market area of the Property. The number and quality of competitive properties in this area could have a material effect on the rental market for the apartments at the Property and the rents that may be charged for such apartments. While AIMCO is a significant factor in the United States in the apartment industry, competition for apartments is local. According to data published by the National Multi-Housing Council, we believe AIMCO is one of the largest owners and managers of multifamily apartment properties in the United States.

         Schedule Of Indebtedness. The following shows certain information regarding the total mortgage encumbrance and notes payable and accrued interest on the Property, as of October 31, 2003.

                                         Mortgage           Notes Payable and
               Property                   Notes             Accrued Interest
               --------                  --------           -----------------
                                               (In Thousands)
         San Jose Apartments             $1,363                  $4,959

         As of October 31, 2003, the Operating Partnership's debt service coverage ratio was approximately 0.033 to 1.

         Indebtedness to the AIMCO Operating Partnership and its Affiliates. The Partnership, together with the Operating Partnership, owes approximately $127,789, exclusive of the Indebtedness, to the AIMCO Operating Partnership and its affiliates as of October 31, 2003. This indebtedness is comprised of, among other things, development fees, investor service fees, working capital loans and interest thereon, and operating expense loans and interest thereon.

         Legal Proceedings. The Partnership and the Operating Partnership may be parties to a variety of legal proceedings related to its ownership of the Property, arising in the ordinary course of the business, which are not expected to have a material adverse effect on the Partnership or the Operating Partnership.

         Financial Information. The Partnership is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC") relating to its business, financial condition and other matters, including its complete financial statements. Such reports and other information may be inspected at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room of the SEC in Washington, D.C. at prescribed rates. The SEC also maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

         Distributions. No distributions have been paid to Limited Partners since January 1, 2001.

                                CONSENT REQUIRED

         The Partnership Agreement and applicable law do not require the consent of the Limited Partners to the Modification or the Debt Ownership. However, the Purchaser has offered to extend the term of the Indebtedness, enter into the Forbearance Agreement, and potentially offer the opportunity to purchase a beneficial interest in the Indebtedness, if Limited Partners who are not affiliated with the Purchaser and who own a majority of the limited partnership interests of the Partnership approve the Modification and Debt Ownership. The AIMCO Operating Partnership and its affiliates own approximately 12.57% of the outstanding limited partnership interest in the Partnership, and they will consent in writing to the Modification and the Debt Ownership. If Limited Partners who are not affiliated with the Purchaser and who own a majority of the outstanding limited partnership interests in the

Partnership consent in writing to the Modification and the Debt Ownership, the Modification and the Debt Ownership will be approved. Abstentions will not be counted as consents in favor of the Modification and the Debt Ownership.

                            SOLICITATION OF CONSENTS

         Consents will be solicited by mail, telephone, e-mail and in person. Solicitations may be made by representatives of the General Partners, none of whom will receive additional compensation for such solicitations. The cost of preparing, assembling, printing and mailing this Consent Solicitation Statement and the enclosed Consent and Letter of Transmittal will be borne by the Partnership. The fees and expenses of the Consent Solicitation Agent will be paid by the Partnership.

         LIMITED PARTNERS WHO DESIRE TO CONSENT TO THE MODIFICATION AND THE DEBT OWNERSHIP SHOULD DO SO BY MARKING THE APPROPRIATE BOX ON THE CONSENT AND LETTER OF TRANSMITTAL INCLUDED HEREWITH, AND SIGNING, DATING AND DELIVERING THE CONSENT AND LETTER OF TRANSMITTAL TO THE CONSENT SOLICITATION AGENT BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ABOVE AND ON THE CONSENT AND LETTER OF TRANSMITTAL, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THIS CONSENT SOLICITATION STATEMENT AND IN THE CONSENT AND LETTER OF TRANSMITTAL.

         All Consents and Letters of Transmittal that are properly completed, signed and delivered to the Consent Solicitation Agent prior to the Expiration Date and not properly revoked (see "Revocation of Instructions" below) will be given effect in accordance with the specifications of the Consent and Letter of Transmittal. IF A CONSENT AND LETTER OF TRANSMITTAL IS DELIVERED AND NEITHER THE "CONSENTS," THE "WITHHOLDS CONSENT" NOR THE "ABSTAINS" BOX IS MARKED FOR ANY PROPOSAL, BUT THE CONSENT AND LETTER OF TRANSMITTAL IS OTHERWISE PROPERLY COMPLETED AND SIGNED, THE LIMITED PARTNER WILL BE DEEMED TO HAVE CONSENTED TO SUCH PROPOSAL.

         Consents and Letters of Transmittal must be executed in exactly the same manner as the name(s) in which ownership of the Partnership interests is registered. If the Partnership interests to which a Consent and Letter of Transmittal relates are held by two or more joint owners, all such owners should sign the Consent and Letter of Transmittal. If a Consent and Letter of Transmittal is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and submit with the Consent and Letter of Transmittal evidence satisfactory to the Partnership of authority to execute the Consent and Letter of Transmittal.

         The execution and delivery of a Consent and Letter of Transmittal will not affect a Limited Partner's right to sell or transfer the Partnership interests. All Consents and Letters of Transmittal received by the Consent Solicitation Agent (and not properly revoked) prior to the Expiration Date will be effective notwithstanding a record transfer of such Partnership interests subsequent to the Record Date. A person who acquires Partnership interests after the Record Date may not consent.

         All questions as to the validity, form and eligibility (including time of receipt) regarding consent procedures will be determined by the General Partner in their sole discretion, which determination will be conclusive and binding. The Partnership reserves the right to reject any or all Consents and Letters of Transmittal that are not in proper form. The Partnership also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consents and Letters of Transmittal. Unless waived, all such defects or irregularities in connection with the delivery of Consents and Letters of Transmittal must be cured within such time as the General Partner determine. Neither the General Partner nor any of their respective affiliates or any other persons will be under any duty to give any notification of any such defects, irregularities or waivers, nor will any of them incur any liability for failure to give such notification. Deliveries of Consents and Letters of Transmittal will not be deemed to have been made until any irregularities or defects in the Consent and Letter of Transmittal have been cured or waived. The interpretations of the terms and conditions of this solicitation by the General Partner shall be conclusive and binding.

         EXTENSION OF SOLICITATION PERIOD. The General Partner expressly reserves the right, in its sole discretion, at any time and from time to time, to extend the period of time during which consents are solicited hereunder. Notice of any such extension will promptly be disseminated to Limited Partners in a manner reasonably designed to inform Limited Partners of such extension.

         REVOCATION OF INSTRUCTIONS. Any Limited Partner who has delivered a Consent and Letter of Transmittal to the Solicitation Agent may revoke the instructions set forth in such Consent and Letter of Transmittal by delivering to the Solicitation Agent a written notice of revocation prior to midnight, New York City time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent and Letter of Transmittal must (i) contain the name of the person who delivered the Consent and Letter of Transmittal, (ii) be in the form of a subsequent Consent and Letter of Transmittal marked either as "CONSENTS," "WITHHOLDS CONSENT" or "ABSTAINS," as the case may be, or in a writing delivered to the Solicitation Agent stating that the prior Consent and Letter of Transmittal is revoked, (iii) be signed by the Limited Partner in the same manner as the original signature on the Consent and Letter of Transmittal, and (iv) be received by the Consent Solicitation Agent prior to midnight, New York City time, on the Expiration Date at one of its addresses or the fax number set forth on the Consent and Letter of Transmittal. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or telephone number or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent and Letter of Transmittal previously given. A revocation of the instructions set forth in a Consent and Letter of Transmittal can only be accomplished in accordance with the foregoing procedures. A LIMITED PARTNER MAY NOT REVOKE THE INSTRUCTIONS SET FORTH IN THE CONSENT AND LETTER OF TRANSMITTAL AFTER MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         The signed Consents and Letters of Transmittal should be sent or delivered by each partner to the Consent Solicitation Agent at its address set forth below.


                       THE CONSENT SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.


        By Mail:             By Overnight Courier:             By Hand:

1275 Valley Brook Avenue    1275 Valley Brook Avenue    1275 Valley Brook Avenue
 Lyndhurst, New Jersey       Lyndhurst, New Jersey       Lyndhurst, New Jersey
        07071                       07071                       07071
    (800) 217-9608              (800) 217-9608              (800) 217-9608


           By Facsimile:                       For Information please call:

          (201) 460-0050                         TOLL FREE (800) 217-9608

                                   APPENDIX A

                                PRELIMINARY COPY
                   NATIONAL HOUSING PARTNERSHIP REALTY FUND I

                           CONSENT OF LIMITED PARTNER

         THE UNDERSIGNED, A LIMITED PARTNER OF NATIONAL HOUSING PARTNERSHIP REALTY FUND I (THE "PARTNERSHIP"), AND THE HOLDER OF UNITS ("UNITS") OF LIMITED PARTNERSHIP INTEREST IN THE PARTNERSHIP, ACTING WITH RESPECT TO ALL OF THE UNITS OWNED BY THE UNDERSIGNED, HEREBY:

    [ ] Consents              [ ] Withholds Consent             [ ] Abstains

with respect to the prior acquisition of certain indebtedness of San Jose Limited Partnership by our affiliate on the terms described in the Consent Solicitation Statement, dated November [__], 2003 (the "Consent Solicitation Statement"); and

    [ ] Consents              [ ] Withholds Consent             [ ] Abstains

to the sale to, and the acquisition and beneficial ownership by, partners in the Partnership of all or a portion of that indebtedness on the terms described in the Consent Solicitation Statement.

 IF NO ELECTION IS SPECIFIED WITH RESPECT TO A PROPOSAL, AN OTHERWISE PROPERLY
    COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO SUCH
                                   PROPOSAL.

The undersigned hereby acknowledges receipt of the Consent Solicitation Statement, dated January [__], 2004. THIS CONSENT IS SOLICITED ON BEHALF OF NATIONAL HOUSING PARTNERSHIP REALTY FUND I, BY THE NATIONAL HOUSING PARTNERSHIP, THE GENERAL PARTNER. A fully completed, signed and dated copy of this Consent Form should be sent to the Solicitation Agent by mail or overnight courier to the address specified below, or by fax to the fax number specified below, prior to midnight, New York City time on January [__], 2004.

Dated:  ____________, 2004


By:
   -----------------------------------

--------------------------------------
Please Print Name


If held jointly:

By:
   -----------------------------------

--------------------------------------
Please Print Name

PLEASE SIGN EXACTLY AS YOU HOLD YOUR PARTNERSHIP UNITS. WHEN SIGNING AS AN ATTORNEY-IN-FACT, EXECUTORS, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF AN INTEREST IS JOINTLY HELD, EACH HOLDER SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY A DULY AUTHORIZED PERSON.

                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.


 By Mail, Overnight Courier      By Facsimile       For Information please call:
         or Hand:

  1275 Valley Brook Avenue     (201) 460-0050         TOLL FREE (800) 217-9608
Lyndhurst, New Jersey 07071

                                   APPENDIX B

                          FORM OF FORBEARANCE AGREEMENT


         This FORBEARANCE AGREEMENT (this "Agreement"), dated as of ________, is between and among San Jose Limited Partnership, a limited partnership organized under the laws of the State of ________ (the "Debtor"), and ____________, a _______ organized under the laws of the State of Delaware (the "Creditor").

                                   WITNESSETH:

         WHEREAS, the Debtor owes certain indebtedness to the Creditor (the "Indebtedness"); and

         WHEREAS, the outstanding balance of the indebtedness as of _________ was approximately $_______; and

         WHEREAS, the Debtor directly or indirectly owns San Jose Apartments in San Antonio, Texas (the "Property"); and

         WHEREAS, the Creditor is an affiliate of each of AIMCO Properties, L.P. (the "AIMCO Operating Partnership") and the Debtor; and

         WHEREAS, the Debtor and the Creditor desire to make certain modifications to the terms of the Indebtedness;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. FORBEARANCE AND PAYMENT TERMS. For so long as the Indebtedness is owned by the AIMCO Operating Partnership or any of its affiliates, (a) the Indebtedness will not be accelerated, (b) other remedies will not be exercised on the Indebtedness prior to July 1, 2004, (c) subject to the rights of Partnership indebtedness senior in priority to the Indebtedness, the principal amount of the Indebtedness will be payable solely from the proceeds of a refinancing or sale of any Property during the term of the Indebtedness, as extended, and (d) to the fullest extent permitted by applicable law and subject to the rights of Partnership indebtedness senior in priority to the Indebtedness during the term of the Indebtedness, as extended and so long as the U.S. Department of Housing and Urban Development insures or holds the mortgage secured by the Property, interest (including accrued interest) on the Indebtedness will be payable monthly, at the rate per annum applicable to the Indebtedness, from current Partnership operating income and, to the extent unpaid, will accrue at the end of each month until repaid from Partnership operating income or proceeds from the sale or refinancing of any Property. owned by the Partnership.

         SECTION 2. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Texas, without reference to the conflict of law principles thereof.

         SECTION 3. SEVERABILITY. Any provision of this Agreement that is unenforceable in any jurisdiction will not affect the enforceability of that provision of this Agreement in any other jurisdiction or the enforceability of any other provision of this Agreement in any jurisdiction.

         SECTION 4. MERGER. This Agreement supersedes any past agreement, whether oral and writing, between the parties to this Agreement relating to the subject matter of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                        SAN JOSE LIMITED PARTNERSHIP

                                        By: The National Housing Partnership,
                                            General Partner

                                            By: National Corporation for
                                                Housing Partnership

                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                        ----------------------------------------

                                        By:                          ,
                                           -------------------------- ----------



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                      2